PRA GROUP, INC. NAMES VIKRAM ATAL PRESIDENT AND CHIEF EXECUTIVE OFFICER Longtime Board Member Replaces Kevin Stevenson NORFOLK, VA., March 27, 2023 — PRA Group, Inc. (NASDAQ: PRAA), a global leader in acquiring and collecting nonperforming loans, announced today that its board of directors has elected longtime board member Vikram (Vik) Atal as its president and CEO, effective immediately. Mr. Atal replaces Kevin Stevenson, who has served as president and CEO since 2017 and is leaving the company. Mr. Atal joined PRA Group’s board in 2015 and served on the audit committee and as chair of the risk committee. Over his 27-year career at Citigroup, he led the North America card franchise, with 30,000 employees and 60 million customers, to record results amidst a changing regulatory landscape. As the vice-chair of Citigroup’s worldwide credit card franchise, he oversaw operations spanning 50 countries and a team that successfully managed $200 billion of high-risk consumer assets during the 2008 financial crisis. He is a member of the board of Goldman Sachs Bank USA and has served as a senior advisor to both McKinsey & Company and venture investment firm MissionOG. Mr. Atal holds degrees in economics and finance from the London School of Economics and mathematics from St. Stephens College in India. He has lived and worked extensively in Europe, Asia and Latin America as well as the U.S. and will relocate to Norfolk from his current home in New York City. “I feel privileged to have the opportunity to serve the talented and deeply experienced team of PRA Group from an exciting new vantage point,” Mr. Atal said. “Our strategic focus as a company remains unchanged—capitalizing intelligently on the near- term growth we expect in the receivables pipeline; optimizing operational performance with customers and controls at the center; building out our global expansion into newer markets; and continuing to identify and test new opportunities that complement our core franchise. And we will do so without ever losing sight of our values and the responsibility to our communities that have been key to PRA Group’s sustained performance and will contribute to our future success." Mr. Stevenson co-founded PRA Group (then called Portfolio Recovery Associates) with current PRA Group Board Chair Steve Fredrickson in 1996. The company has grown from four people into one of the largest buyers of nonperforming loans in the world, with more than 3,000 employees and portfolio operations in 18 countries across the globe. The company purchased $850 million in portfolios during 2022, with worldwide cash collections totaling $1.7 billion. “We wish Kevin the best and thank him for his many contributions over the years. We now look forward as we transition to a deeply experienced, collaborative new leader who is truly passionate about our company and our future,” Mr. Fredrickson said. “Vik has been a tremendous asset to our board, and will now bring his unmatched vision, integrity, market insight, energy and leadership skill to shaping our growth from the other side of the boardroom table, and unlocking new opportunities to serve our customers, scale our business and expand our reach around the globe.” About PRA Group As a global leader in acquiring and collecting nonperforming loans, PRA Group returns capital to banks and other creditors to help expand financial services for consumers. With thousands of employees worldwide, PRA Group companies collaborate with customers to help them resolve their debt. For more information, please visit www.pragroup.com. About Forward-Looking Statements Statements made herein that are not historical in nature, including PRA Group, Inc.'s or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group, Inc.'s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group, Inc. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group, Inc.'s filings with the Securities and Exchange Commission, including PRA Group, Inc.'s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group, Inc.'s website and contain a detailed discussion of PRA Group, Inc.'s business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA Group, Inc. assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group, Inc.'s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part. News Media Contact: Elizabeth Kersey Senior Vice President, Communications and Public Policy Elizabeth.Kersey@PRAGroup.com (757) 641-0558 Investor Contact: Najim Mostamand, CFA Vice President, Investor Relations IR@PRAGroup.com (757) 431-7913